UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2017
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously reported, Denali Intermediate Inc. (“Denali Intermediate”), Dell Inc. (“Dell”), Dell International L.L.C. (“Dell International”), and EMC Corporation (“EMC,” and together with Denali Intermediate, Dell, and Dell International, the “Credit Parties”), each a direct or indirect wholly-owned subsidiary of Dell Technologies Inc., are party to a credit agreement (the “Senior Secured Credit Agreement”) dated as of September 7, 2016 with Credit Suisse AG, Cayman Islands Branch, as term loan B administrative agent and as collateral agent, JPMorgan Chase Bank, N.A., as term loan A / revolver administrative agent and swingline lender, and certain other financial institutions as agents, issuing banks and/or lenders, pursuant to which Dell International and EMC are the borrowers. Further, as previously reported, on March 8, 2017, the Credit Parties entered into a first refinancing and incremental facility amendment to the Senior Secured Credit Agreement (the “First Refinancing Amendment”) to refinance the Original Term B Loans (as defined in the First Refinancing Amendment) and obtain $500,000,000 in 2017 Incremental Term B Loans (as defined in the First Refinancing Amendment; such refinancing and incremental loans, the “First Refinancing Term B Loans”).
On October 20, 2017, the Credit Parties entered into a second refinancing amendment to the Senior Secured Credit Agreement (the “Second Refinancing Amendment”) to refinance a portion of the Original Term A-2 Loans (as defined in the Second Refinancing Amendment) and the Original Term A-3 Loans (as defined in the Second Refinancing Amendment) with a new senior secured term loan A-2 facility maturing on September 7, 2021 (the “New Term A-2 Loans”) and a new senior secured term loan A-3 facility maturing on December 31, 2018 (the “New Term A-3 Loans”), respectively, on substantially the same terms as the Original Term A-2 Loans and Original Term A-3 Loans, but with the following changes: (i) the principal amount of the New Term A-2 Loans is $4,450,000,000 (which reflects a $672,187,500 increase to the current principal balance of the Original Term A-2 Loans); (ii) the New Term A-2 Loans will bear interest at LIBOR plus an applicable margin ranging from 1.25% to 2.00% or a base rate plus an applicable margin of 0.25% to 1.00%, in each case determined based on Dell’s public corporate credit rating from each of S&P and Moody’s in accordance with the pricing grid set forth in the Second Refinancing Amendment but, in each case, reflecting a decrease from the margin applicable to the Original Term A-2 Loans and (iii) the New Term A-3 Loans will bear interest at LIBOR plus an applicable margin ranging from 1.00% to 1.75% or a base rate plus an applicable margin of 0.00% to 0.75%, in each case determined based on Dell’s public corporate credit rating from each of S&P and Moody’s in accordance with the pricing grid set forth in the Second Refinancing Amendment but, in each case, reflecting a decrease from the margin applicable to the Original Term A-3 Loans. Proceeds from the increase in principal amount of the New Term A-2 Loans were used to pay $212,125,000 of principal outstanding of the Original Term A-3 Loans and $460,062,500 of principal outstanding of the First Refinancing Term B Loans, as well as related fees and expenses, with remaining amounts of such increase expected to be used for general corporate purposes.
Further, the Second Refinancing Amendment provides for Revolving Commitments (as defined in the Second Refinancing Amendment) of $3,330,000,000 (which reflects a $180,000,000 increase to the amount of Revolving Commitments available under the Senior Secured Credit Agreement prior to the Second Refinancing Amendment) on substantially the same terms as under the Senior Secured Credit Agreement, but borrowings will bear interest at LIBOR plus an applicable margin ranging from 1.00% to 1.75% or a base rate plus an applicable margin of 0.00% to 0.75% and commitment fees will range from 0.20% to 0.35%, in each case determined based on Dell’s public corporate credit rating from each of S&P and Moody’s in accordance with the pricing grid set forth in the Second Refinancing Amendment but, in each case, reflecting a decrease from the applicable margin under the Senior Secured Credit Agreement.
On October 20, 2017, the Credit Parties also entered into a third refinancing amendment to the Senior Secured Credit Agreement (the “Third Refinancing Amendment”) to refinance the First Refinancing Term B Loans with a new term loan B facility maturing on September 7, 2023 (the “New Term B Loans”) on substantially the same terms as the First Refinancing Term B Loans, but with the following changes to the terms of the First Refinancing Term B Loans: (i) the principal amount of the New Term B Loans is $5,000,000,000 (which reflects a $460,062,500 decrease to the current principal balance of the First Refinancing Term B Loans); (ii) the New Term B Loans will bear interest at LIBOR plus an applicable margin of 2.00% or a base rate plus an applicable margin of 1.00%, in each case reflecting a decrease from the margin applicable to the First Refinancing Term B Loans; (iii) amortization payments on the aggregate principal amount of the New Term B Loans are equal to 0.25%, payable at the end of each fiscal quarter, commencing with the fiscal quarter ending January 31, 2018; and (iv) any prepayment of the New Term B Loans in connection with a repricing transaction occurring on a date that is prior to the date that is six months after the effective date of the Third Refinancing Amendment will be subject to a prepayment premium equal to 1.00% of the principal amount of any such term loans.

After giving effect to the Second Refinancing Amendment and the Third Refinancing Amendment and the transactions anticipated in connection therewith, the total amount of debt outstanding under the Senior Secured Credit Agreement is substantially unchanged.
The foregoing description of the Senior Secured Credit Agreement, the First Refinancing Amendment, the Second Refinancing Amendment and the Third Refinancing Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Second Refinancing Amendment and the Third Refinancing Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated herein by reference, the text of the First Refinancing Amendment, which was described in Item 1.01 of the Current Report on Form 8-K filed on March 8, 2017 and a copy of which was filed as Exhibit 10.1 thereto and is incorporated herein by reference and the text of the Senior Secured Credit Agreement, which was described in Item 1.01 of the Current Report on Form 8-K filed on September 9, 2016 and a copy of which was filed as Exhibit 10.1 thereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description
10.1
Second Refinancing Amendment, dated as of October 20, 2017, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., EMC Corporation, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent, and the lenders party thereto.

10.2
Third Refinancing Amendment, dated as of October 20, 2017, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., EMC Corporation, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent, and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2017	Dell Technologies Inc.
	By:	/s/ Janet M. Bawcom
Janet M. Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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